UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 6, 2017 (April 3, 2017)
Date of Report (Date of earliest event reported)
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 AP GAMING HOLDCO, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-55119	46-3698600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5475 S. Decatur Blvd., Ste #100
AP Gaming Holdco, Inc.
Las Vegas, NV 89118
(Address of principal executive offices) (Zip Code)
702-722-6700
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

AP Gaming Holdco, Inc. 2014 Long-Term Incentive Plan (“LTIP”)
On April 3, 2017, the Board of Directors (the “Board”) of AP Gaming Holdco, Inc. (the “Company”) increased the number of the Company’s Class B common stock, par value $0.01 per share (“Shares”) in respect of which equity awards may be granted under the LTIP from 1,250,000 Shares to 1,450,000 Shares.

A description of the terms and conditions of the LTIP is set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 2, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AP GAMING HOLDCO, INC.

Date: April 6, 2017	By:	/s/ Kimo Akiona
Name: Kimo Akiona
Title: Treasurer
(Principal Financial and Accounting Officer)